EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91671) of National Instruments Corporation of our report dated January 27, 2003 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.


                                               /S/ PRICEWATERHOUSECOOPERS LLP
                                               ---------------------------------
                                               PricewaterhouseCoopers LLP

Austin, Texas
January 27, 2003